                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934


     Date of Report (Date of earliest event reported):   January 17, 2001

                             BANK ONE CORPORATION
            (Exact name of registrant as specified in its charter)

         Delaware                       001-15323                31-0738296
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

     1 Bank One Plaza,  Chicago, IL                           60670
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code:  312-732-4000



Item 5.  Other Events
------

     On January 17, 2001, the Registrant issued a press release announcing a 2000 fourth quarter loss of $512 million. At the analyst meeting and conference call held on January 17, 2001 to discuss the quarter's results, James Dimon, chairman and chief executive officer, said that based upon current assumptions relating to the credit environment and general economic conditions he was comfortable at the lower end of the range of analyst earnings per share estimates for the Registrant for 2001, which are in a range of $2.70 to $3.00. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------

     99(a) Registrant's January 17, 2001 Press Release announcing a 2000 fourth quarter loss of $512 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                BANK ONE CORPORATION
                                                    (Registrant)


Date: January 17, 2001                          By: /s/ M. Eileen Kennedy
     -------------------                           -----------------------------
                                                   Title: Treasurer

                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
--------------    -----------------------

99(a) Registrant's January 17, 2001 Press Release announcing a 2000 fourth quarter loss of $512 million.

                                      -3-